Exhibit 10.14

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

REAL D SYSTEM LICENSE AGREEMENT (U.S. 2008)

This REAL D System License Agreement (the “Agreement”) is entered into as of October 15, 2008, by and between REAL D, a company incorporated under the laws of the State of California, and having a principal place of business at 100 North Crescent Drive, Suite 120, Beverly Hills, California 90210 (“REAL D”), and REGAL CINEMAS, Inc., a company incorporated under the laws of the State of Tennessee and having a principal place of business at 7132 Regal Lane, Knoxville, Tennessee 37918 (“Licensee”).

RECITALS

WHEREAS, REAL D owns certain equipment and related proprietary rights evidenced by, associated with, embodied in, or related to, a 3-D cinema system for the delivery of premium 3-D content, including REAL D projector add-ons, the related equipment, software and other proprietary rights described on Schedule A hereto, and certain upgrades described herein (collectively, the “REAL D System”); and

WHEREAS, Licensee is the operator of theatre venues and wishes to obtain the right to use the REAL D System in such theatre venues.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.   GRANT OF RIGHTS

1.1        License of REAL D System. Subject to the terms and conditions provided herein (including the consideration payable pursuant to Section 5 hereof), REAL D hereby grants to Licensee the right and license to use a REAL D System at each auditorium listed on Schedule 1.1 hereto, as updated by the parties from time to time to reflect additional installations of REAL D Systems (individually an “Auditorium” and, collectively, the “Auditoriums”). The theatre venues (e.g., a multiplex theatre) at which the Auditoriums are located (“Location”) are also specified on Schedule 1.1. More than one Auditorium may be located at one Location. When the installation of a REAL D System at an Auditorium is complete in accordance with Section 2.1 (“Installation Date”), Schedule 1.1 shall he updated by the parties to reflect such Installation Date. The parties may add additional REAL D System(s) under the terms of this Agreement, by mutual agreement, by adding the Auditorium(s), Location(s) and other information required by Schedule 1.1 for the additional Auditorium(s) to Schedule 1.1, and initialing and dating such updated Schedule 1.1 as of the applicable Installation Date(s) for such Auditorium(s).

1.2        Lease of REAL D Equipment. Subject to the terms and conditions provided herein (including the consideration payable pursuant to Section 5 hereof), REAL D leases to Licensee the REAL D equipment and personal property described on Schedule A (together with any replacement parts, replacements, additions, modifications and repairs incorporated therein and/or affixed thereto, individually or collectively, from time to time (the

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“Equipment”). For purposes of clarification, the Equipment shall specifically also include each upgrade to the software and hardware described on Schedule A that a reasonable person would determine affects the viewing experience of the general public or that otherwise enhances the reliability or operation of the Equipment (“Upgrade(s)”).

1.3        Licensee Requirements. [***]

1.4        Limitations on Use of REAL D System. [***]

(collectively, “3D Shows”) that have been conditioned by proprietary REAL D software (or other software approved by REAL D) (“Ghostbusting”) may be exhibited using the REAL D System. Real D and Licensee agree to use commercially reasonable efforts to ensure that all such 3D Shows have been conditioned by such Ghostbusting software.

1.5        [***]

2.   INSTALLATION, MAINTENANCE, SUPPORT AND UPGRADES

2.1        Installation. After the Digital Projection Condition (as defined in Section 9.1) has been satisfied and the Screen and the Port Glass have been installed pursuant to Section 1.3 above, REAL D shall install, or designate a qualified contractor to install (in each case at the sole cost and expense of REAL D), the REAL D Systems and Equipment at each Auditorium at such times as mutually agreed by the parties. Any third party contractor selected by REAL D to perform such installation shall be subject to the approval of Licensee, which approval shall not be unreasonably withheld. Upon completion of the installation of the Equipment at an Auditorium, REAL D, or its designated contractor, shall, in coordination with, and under the supervision of, Licensee’s technical services personnel, test the REAL D System to ensure the operability of the REAL D System in accordance with the applicable specifications of the REAL D System.

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2.2        Maintenance, Support and Upgrades. REAL D shall, during mutually agreed hours (and at the sole cost and expense of REAL D), maintain and support the REAL D System at each Auditorium to ensure that the REAL D System is fully functional and operational. REAL D shall promptly respond to Licensee’s request for maintenance and support in a timely manner. REAL D shall promptly provide Licensee with all software Upgrades as such Upgrades are released and shall promptly notify Licensee of hardware Upgrades, if any, and provide Licensee with such hardware Upgrades at such times as are mutually agreeable to the parties. For purposes of this Section 2.2, the parties acknowledge and agree that (a) a service response by REAL D within four (4) hours of receipt of a service call from Licensee shall be deemed to be response in a timely manner, and (b) response in a timely manner may change as a result of the standards to be set by the Digital Cinema Initiative.

2.3        Obligations of Licensee. Licensee shall at all times operate the REAL D System in substantial compliance with the instructions and training (if necessary) provided by REAL D, and shall use each item of Equipment solely in connection with the REAL D System and solely for its intended purpose. Licensee shall not make any alterations, additions or improvements to the Equipment or the REAL D System without the prior written consent of REAL D (which may be withheld in its sole and absolute discretion). Licensee shall not remove any labels or notices of ownership placed on the Equipment by REAL D without the prior written consent of REAL D, which may be withheld in its sole and absolute discretion. Licensee shall not move or otherwise relocate any of the Equipment or the REAL D System without the prior written consent of REAL D, which shall not be unreasonably withheld or delayed.

2.4        Approval of Location. Licensee shall not use all or any part of the REAL D system or the Equipment at any Location or Auditorium that is not approved by REAL D, which approval shall not be unreasonably withheld or delayed.

3.   RELATED PRODUCTS AND SERVICES

3.1        REAL D Glasses. Licensee acknowledges and understands that an integral part of the REAL D System is the stereoscopic glasses sold or approved by REAL D to be worn for viewing the 3D Shows and only in conjunction with the REAL D System. Licensee shall not distribute to patrons glasses, or other stereoscopic viewing materials, other than REAL D Glasses (as defined below), for use with the REAL D System. [***]

“REAL D Glasses”). Licensee acknowledges and understands that each pair of [***] shall be distributed to patrons for only one exhibition of a 3D Show, and will not redistribute or reuse such [***] at any time after their first use. In the event that Licensee determines to purchase [***], REAL D shall provide Licensee with guidelines for the care of such [***] (“Guidelines”), and Licensee shall comply with such Guidelines in all material respects, including the Guidelines included therein relating to the washing and care of such [***]. For purchases of REAL D Glasses by Licensee, (a) Licensee shall [***]

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[***]

(b) Licensee shall place orders for REAL D Glasses as soon as practicable prior to the required delivery date, and (c) REAL D shall use its best efforts to deliver all orders of REAL D Glasses in accordance with the Licensee’s requirements; provided, that REAL D shall not be responsible for delays or failures of delivery due to circumstances not within the reasonable control of REAL D. Licensee may return surplus generic REAL D Glasses (in their original unopened packaging) to REAL D, in return for a credit in the amount paid by Licensee for such glasses.

4.   MARKETING

4.1        Marketing Efforts. Licensee and REAL D shall cooperate in the marketing of 3D Shows, and each party agrees to use its commercially reasonable efforts to market and promote the 3D Shows and the REAL D System. Without limiting the foregoing, Licensee agrees to: (a) [***]

In connection with the foregoing, Licensee shall only use marketing materials provided by REAL D in accordance with guidelines reasonably established by REAL D, and Licensee shall use its commercially reasonable efforts to abide by all brand guidelines provided to Licensee by REAL D.

4.2        Press Launch. REAL D may engage in a press launch for the opening of the REAL D System at each Location, and Licensee agrees to cooperate with REAL D (at the sole cost and expense of REAL D), in connection with such press launch, including making each Location available for press conferences and related events at mutually agreed times. Licensee agrees to issue a joint press release with REAL D, in a form and substance that has been mutually agreed to by REAL D and Licensee, in connection with each significant event related to the transactions contemplated by this Agreement.

4.3        Ongoing Promotion. Each party may promote its relationship with the other party in advertising, promotional and marketing materials approved by the other party, including without limitation the inclusion of the other party’s name and logo in a list of a party’s partners or associates; provided, however, that any use of such other party’s logos or name in any materials shall require the other party’s prior written consent, which consent shall be granted or withheld at such other party’s sole discretion. Each party agrees to comply with the other party’s guidelines, which the other party may reasonably request from time to time with respect to the use of the other party’s name or logo. Each party agrees (i) that it will not acquire rights to any of the other party’s trade names, trademarks, logos (other than as set forth herein), goodwill or other form of intellectual property of the other party, and (ii) not to use the other party’s trademarks, trade names, logos (other than as set forth herein), goodwill or other form of

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intellectual property of the other party, except as provided in this Agreement or with the prior written consent of the other party.

4.4        Marketing Cooperation. Licensee and REAL D shall endeavor to mutually agree on the marketing and promotional efforts for the 3D Shows and the REAL D System.

5.   FINANCIAL TERMS

5.1        Royalties. For each paid admission to a 3D Show at each Auditorium per calendar year (“Paid Admissions”), Licensee will pay a royalty (“Royalty”) to REAL D [***]

[***]	[***]

[***]

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In addition, for purposes of calculating the number of Paid Admissions upon which the Royalties are based, the calculation shall start at zero on January 1 of each calendar year.

[***]

5.2        Reports and Payments. Within [***]

(“Play Week”), Licensee shall provide REAL D with a report showing the number of Paid Admissions for all REAL D shows for the immediately preceding Play Week and the calculation of Royalties due to REAL D. REAL D shall send Licensee an invoice which shall set forth the amount of the Royalties due to REAL D, plus any sales taxes due on such Royalties. Payment in full of any amounts set forth on such invoice will be made within [***] days of the date of such invoice.

5.3        Audit Rights. Licensee shall maintain for [***] years after the expiration of each calendar year during the Term and for [***] years after termination of this Agreement, complete and accurate records of all attendance reports which may give rise to a payment obligation under this Agreement during the [***] immediately preceding calendar years. REAL D shall have the right to inspect, upon reasonable prior written notice to Licensee and during normal business hours, the records of Licensee upon which Licensee’s Paid Admissions and Royalty calculations are based. Such inspection shall be conducted in a manner that does not interfere with Licensee’s operations. Notwithstanding the foregoing, REAL D shall be permitted to exercise the foregoing inspection right not more than one time per calendar year. Any information obtained by REAL D as a result of such inspection shall be held in strict confidence by REAL D, except in litigation between the parties.

5.4        Underreporting of Royalty. [***]

5.5        Duties and Taxes. [***]

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[***]

5.6        Transmission of Payments. All payments to be made to REAL D pursuant to this Agreement shall be transmitted by electronic funds transfer (“EFT”) to an account designated by REAL D. Any EFT, wire transfer or other transaction fees incurred in connection with the payment or transmittal of funds by Licensee shall be paid by Licensee and shall not be deducted from amounts payable to REAL D under this Agreement.

5.7        Late Fee. In the event that any payment required under this Agreement is not paid within [***] days after the date when such payment is due, a late charge equal to [***] percent [***] of the payment then due may be added to such payment by REAL D and shall be paid concurrently with the overdue payment.

5.8        Stock Option Grant. Upon execution of this Agreement, REAL D shall provide documentation (in the form of Exhibit A) to Licensee that evidences the grant to Licensee of an option to purchase 815,187 shares of Common Stock of REAL D. Such stock option shall have an exercise price of US $0.01 per share, and shall have a term of ten (10) years. REAL D represents and warrants to Licensee that such stock option shall be exercisable for a number of shares of Common Stock of REAL D equal to [***]

6.   OWNERSHIP AND PROPRIETARY RIGHTS

6.1        Ownership of REAL D System. Notwithstanding anything to the contrary expressed or implied in this Agreement or otherwise, and regardless of whether the Equipment or anything else may become affixed or attached at the Auditorium or other property, REAL D retains all right, title and interest in and to the REAL D System and the Equipment, including without limitation all intellectual property rights associated therewith and any developments or improvements arising therefrom. Licensee shall have no right, title or interest in the REAL D System or the Equipment, or any intellectual property or other rights associated therewith or any

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developments or improvements arising therefrom, other than those that are expressly licensed or leased pursuant to the terms of this Agreement. While the Real D System and Equipment is within its possession, Licensee shall keep the REAL D System, including the Equipment, free and clear of all liens, encumbrances and charges of any nature. Upon request of REAL D and at REAL D’s cost, Licensee shall mark the Equipment to indicate the nature of Licensee’s interest therein. The Equipment is, and at all times shall remain, the personal property of REAL D, notwithstanding that the Equipment or any component or item thereof may now be, or hereafter become, in any manner affixed or attached to, or embedded in, or permanently resting upon real property or any improvement thereon. For the avoidance of doubt, the REAL D System does not include the Screen, the Port Glass or any digital projection system to which it may be attached.

6.2        License Restrictions. Except as otherwise expressly provided in this Agreement, REAL D grants, and Licensee obtains, no rights, title or other interest, express, implied, or by estoppel, in the REAL D System, the Equipment or any proprietary rights of REAL D, and Licensee shall have no right, and specifically agrees not to (i) copy, display, transfer, adapt, modify, distribute or reproduce, in any manner, and whether in tangible or intangible form, the REAL D System, the Equipment, or any part or component of either, (ii) decompile, decrypt, reverse engineer, disassemble or otherwise determine, attempt to determine or reduce the software contained in the REAL D System to human-readable form; (iii) modify or create derivative works of any portion of the REAL D System; (iv) except as provided in Section 10.1, sublease, sublicense, transfer or assign any part of the Equipment or the REAL D System; or (v) modify or remove any part of the Equipment or the REAL D System, or use any firmware, middleware or software included in the Equipment or the REAL D System or otherwise provided by REAL D, other than solely with the REAL D System, and agrees not to permit or authorize anyone else to do any of the foregoing. To the extent that Licensee owns any rights to any modification or improvement of the REAL D System by operation of law or otherwise, Licensee hereby assigns all such rights to REAL D for a consideration of US $1.00, the receipt of which is hereby acknowledged by Licensee.

6.3        Protection of Proprietary Information. Licensee agrees and acknowledges that (i) REAL D has expended and will continue to expend substantial time, money and effort developing the proprietary rights evidenced by, associated with or embodied in or related to the REAL D System, (ii) Licensee will take reasonable steps to preserve the proprietary information contained in the REAL D System and the Equipment, and (iii) Licensee will take reasonable steps to assist REAL D’s efforts to prevent any theft, unauthorized use, or misappropriation of the REAL D System and the Equipment, by, among other things, at all times maintaining the REAL D System and the Equipment at a locked and secured location, with access restricted to persons employed by Licensee with a need to access the REAL D System and the Equipment or such location.

6.4        Right to Inspect Locations. Licensee shall permit the right, for REAL D or REAL D’s agents, to enter Licensee’s Locations at reasonable times to determine Licensee’s adherence to the terms and conditions of this Agreement. Such inspection shall be conducted in a manner that does not interfere with Licensee’s operations. Notwithstanding the foregoing, REAL D shall be permitted to exercise the foregoing inspection right not more than twice per calendar year. Any information obtained by REAL D as a result of such inspection shall be held in strict confidence by REAL D, except in litigation between the parties.

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6.5        Additional Filings; Cooperation. Licensee shall execute such documents, render such reasonable assistance, and take such other action as REAL D may reasonably request, to apply for, register, perfect, confirm and protect REAL D’s rights in the Equipment and/or the REAL D System. Licensee acknowledges that the trade names, trademarks and service marks used by REAL D in relation to the Equipment and the REAL D System are the exclusive property of REAL D. Licensee agrees that it shall not file any competing or interfering patent or trademark applications related to marks, logos, designs, systems or methods embodied in the REAL D System or Upgrades, or marks, logos, designs, systems or methods which utilize the REAL D System or any component thereof, and will not hold itself out as having acquired any proprietary right or goodwill to any trade name, trademark or service mark of REAL D by virtue of its use thereof or anything herein.

7.   REPRESENTATIONS AND WARRANTIES

7.1        Representations. Each party represents and warrants to the other party that: (i) such party is duly organized and validly existing under the laws of the state of its incorporation or formation and has full power and authority to enter into this Agreement and to carry out the provisions hereof; (ii) this Agreement is a legal and valid obligation of such party, binding upon such party and enforceable against such party in accordance with the terms of this Agreement; and (iii) it has the right to enter into this Agreement and grant the rights granted herein. REAL D further represents and warrants that (a) REAL D owns or has the right to use and sublicense all necessary intellectual property rights in the REAL D System and the Equipment, including all necessary patents and trademarks; and (b) the REAL D System and the Equipment does not, and will not, infringe on the intellectual property rights of any third party. REAL D shall defend, indemnify, and hold harmless Licensee and its affiliates from and against any and all losses, obligations, risks, costs, claims, liabilities, settlements, damages, liens, judgments, awards, fines, penalties, expenses and other obligations whatsoever (including, without limitation, the reasonable fees and disbursements of attorneys and of any consultants or experts and their expenses of investigation) (“Costs”) suffered or incurred by Licensee or its affiliates in connection with, as a result of, based upon, or relating to, any infringement, violation, misappropriation, or misuse of any third-party intellectual property rights by REAL D.

7.2        DISCLAIMER OF ADDITIONAL REPRESENTATIONS AND WARRANTIES. EXCEPT AS SPECIFICALLY SET FORTH HEREIN, REAL D MAKES NO OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE REAL D SYSTEM OR EQUIPMENT OR ANY RELATED PRODUCTS AND SERVICES PROVIDED UNDER THIS AGREEMENT, AND DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES, INCLUDING WITHOUT LIMITATION ANY REPRESENTATIONS AND WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND/OR UNINTERRUPTED USE.

7.3        LIMITATION OF LIABILITY. WITHOUT LIMITING THE GENERALITY OF SECTION 7.2, BUT SUBJECT TO THE OTHER TERMS OF THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, REAL D’S OBLIGATION TO INDEMNIFY LICENSEE FOR ALL INDEMNIFIABLE COSTS UNDER SECTION 7.1 OF WHATEVER CHARACTER), AND APPLICABLE LAW, NEITHER PARTY SHALL BE LIABLE OR RESPONSIBLE FOR ANY INDIRECT OR CONSEQUENTIAL LOSS OR DAMAGE TO PERSONS OR PROPERTY RESULTING FROM A BREACH OF THIS

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AGREEMENT, OR FOR LOSS OF USE OF THE EQUIPMENT OR THE REAL D SYSTEM OR FOR ANY INTERRUPTION IN BUSINESS CAUSED BY LOSS OF USE OF THE EQUIPMENT OR THE REAL D SYSTEM FOR ANY REASON WHATSOEVER; PROVIDED THAT, IN ACCORDANCE WITH THE LAST SENTENCE OF SECTION 7.1, REAL D SHALL INDEMNIFY LICENSEE FOR ALL COSTS OF ANY NATURE REFERRED TO THEREIN. LICENSEE EXPRESSLY AGREES THAT THE PAYMENT OF ROYALTIES HEREUNDER SHALL NOT BE SUBJECT TO ANY OFFSET OR DEDUCTION.

7.4        [***]

8.   CONFIDENTIALITY

8.1        Confidential Information. By virtue of this Agreement, each party may have access to certain confidential information of the other party (“Confidential Information”). In particular, each party acknowledges, understands and agrees that the fact that the parties have entered into this Agreement, as well as the terms and provisions of this Agreement (including without limitation, Section 5.8 contained herein), shall constitute Confidential Information for all purposes of this Section 8.1 and of all other terms and provisions of this Agreement. Each party agrees to hold the other party’s Confidential Information in strict confidence, using the same

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degree of care it uses with its own confidential information of a similar type (but in no event using less than a reasonable degree of care) and not to publish, disclose or otherwise make available, directly or indirectly, the other party’s Confidential Information or any part thereof to any third party, or use the other party’s Confidential Information for any purpose other than in accordance with this Agreement, except as required by law, or in connection with any litigation or arbitration between the parties, without the other party’s prior written consent. Each party shall disclose confidential information to employees and agents only on a “need to know” basis. Each party shall take all reasonable steps to ensure that the other party’s Confidential Information is not disclosed or distributed by the receiving party’s agents or employees in violation of the provisions of this Agreement. Confidential Information does not include any information that: (i) was in a party’s possession or known to such party, without an obligation to keep it confidential, before such information was disclosed to such party by the other party; (ii) lawfully is or becomes public knowledge through a source other than a party and through no fault of such party; or (iii) is or becomes lawfully available to a party from a source other than the other party, which to such party’s knowledge was not bound by any duty or obligation of confidentiality.

9.   TERM AND TERMINATION

9.1        Term. This Agreement shall commence and become effective on the Effective Date (as defined in this Section 9.1 below) and continue until the earlier of (i) the ten (10) year anniversary of the Effective Date and (ii) the seven (7) year anniversary of the Installation Date of the [***] REAL D System that has been installed pursuant to the terms and provisions of this Agreement and the Prior License Agreement (as defined in Section 9.8), unless terminated earlier as provided under this Agreement (the “Initial Term”), and shall automatically renew for successive one (1) year terms (“Renewal Term(s)”), unless a party provides written notice to the other party of non-renewal at least sixty (60) days prior to the expiration of the Initial Term or, thereafter, sixty (60) days prior to the expiration of the then current Renewal Term, if any. The Initial Term and any Renewal Term(s) shall be collectively referred to as the “Term”. Notwithstanding the date of its execution by Licensee and REAL D, this agreement shall only become operative and effective when and if Licensee comes to a satisfactory arrangement with Digital Cinema Implementation Partners, LLC, or another third party, or provides for an internal solution of its own, with respect to the installation and use of digital projection equipment at the Locations, on terms and conditions satisfactory to Licensee in its sole discretion, which satisfactory arrangement would then be confirmed by written notice provided to REAL D by Licensee (the “Digital Projection Condition”).  The date on which the Digital Projection Condition is satisfied shall be the “Effective Date.”

9.2        Termination for Nonpayment. REAL D may terminate this Agreement on ten (10) days prior written notice to Licensee if Licensee fails to make any payment due hereunder, within ten (10) days of notice of failure to make such payment from REAL D; provided, however, that such termination shall not affect Licensee’s obligation to make past due payments of Royalties.

9.3        Termination for Breach. Either party may terminate this Agreement due to a material breach by the other party of any representation or warranty or any of its obligations hereunder, other than a breach by Licensee of its payment obligations which is governed by Section 9.2, upon thirty (30) days’ prior written notice to the breaching party if such breaching

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party fails to remedy such breach within such thirty (30) days, or, in the event such breach cannot be remedied within such thirty (30) days, if such breaching party has not undertaken substantial good faith efforts to remedy such breach within such thirty (30) day period and is continuing in good faith with such efforts.

9.4        Partial Termination for Breach. If this Agreement relates to more than one Auditorium, then, in addition to the rights under Section 9.3, either party may terminate this Agreement with respect to an Auditorium only due to a material breach by the other party of any of its obligations hereunder with respect to such Auditorium, upon thirty (30) days’ prior written notice to the breaching party if such breaching party fails to remedy such breach within such thirty (30) days, or, in the event such breach cannot be remedied within such thirty (30) days, or, in the event such breach cannot be remedied within such thirty (30) days, if such breaching party has not undertaken substantial good faith efforts to remedy such breach within such thirty (30) day period and is continuing in good faith with such efforts.

9.5        Effect of Termination. In the event that this Agreement is terminated pursuant to Section 9.2, 9.3 or 9.4, the duties and obligations of the breaching party which have accrued prior to termination shall not be released or discharged by such termination. Any licenses or other rights granted the non-breaching party shall continue in effect at the option of the non-breaching party as long as the non-breaching party abides by the terms of the surviving provisions of this Agreement, including but not limited to the obligation to make payments under Section 5. Sections 5, 6, 7, 8, 9 and 10 shall survive termination or expiration of this Agreement under Sections 9.1, 9.2 or 9.3. If this Agreement is terminated with respect to one or more Auditoriums under Section 9.4, this Agreement shall continue in full force and effect with respect to all other Auditoriums.

9.6        Surrender. At the expiration or earlier termination of this Agreement, Licensee shall relinquish possession and control of the REAL D System, including the Equipment (in the case of a termination under Section 9.4, only with respect to the Auditorium(s) subject to termination). Upon the expiration of the Initial Term or a Renewal Term, as applicable, or the earlier termination of this Agreement, REAL D shall have the right, at its sole cost and expense, to retake possession of any or all of the Equipment, and for such purpose REAL D shall have the right to enter upon any premises where any or all of the Equipment is located at mutually agreed upon times by REAL D and Licensee and remove same.

9.7        Cumulative Remedies. No right or remedy conferred herein is exclusive of any other right or remedy conferred herein, any other agreement between the parties hereto, or by law. All such remedies are cumulative of every other right or remedy conferred hereunder, pursuant to any other agreement, or at law or in equity, by statute or otherwise, and may be exercised concurrently or separately from time to time.

9.8        Termination of Prior License Agreement and Treatment of REAL D Systems Currently Installed in the Pre-Existing Auditoriums. Each of Licensee and REAL D acknowledges and agrees that, upon the execution and delivery of this Agreement by each of Licensee and REAL D, that certain Amended and Restated REAL D 1.0 System License Agreement previously entered into as of March 1, 2007 by and between REAL D and Licensee (as amended to date, the “Prior License Agreement”) shall be terminated and of no further force or effect; provided, that, notwithstanding the foregoing, [***]

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[***]

10. GENERAL

10.1         Assignment. Neither party may assign any of its rights and obligations under this Agreement without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld; provided, however, that either party shall have the right to assign all of its right, title and interest under this Agreement to (a) any successor-in-interest to substantially all of the assets of such party, (b) any affiliate or subsidiary, or (c) with respect to Licensee, any successor-in-interest with respect to the Location that operates movie theatres at the Locations; provided, further, that any such assignment shall not release the assignor from liability hereunder with respect to License Periods commencing prior to such assignment. Each party shall give the other party notice of any assignment permitted without the consent of the other party under this Section 10.1.

10.2         Relationship of Parties. The parties to this Agreement are independent contractors, and this Agreement shall not establish any relationship of partnership, joint venture, employment, franchise, or agency between the parties. This Agreement does not give either party the power to bind the other or incur obligations on the other’s behalf without the other’s prior written consent.

10.3         Counterparts; Facsimile Signatures. This Agreement and any amendment hereto may be executed in counterparts, and by using facsimile signature pages, each of which when executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same instrument.

10.4         Compliance with Laws. Licensee shall, at its own expense, procure all necessary approvals, licenses, permits, permissions, waivers, certificates and consents that may be required from any governmental authorities (and any lessees or landlords) for the installation and use of the REAL D System at the Locations in accordance with the terms of this Agreement.

10.5         Infringement Notification. Licensee shall promptly give notice to REAL D of any allegation, claim or challenge that Licensee’s use of the REAL D System infringes on the intellectual property rights of a third party. In the event of a claim of infringement against Licensee relating to the REAL D System, REAL D may, at its option (i) secure for Licensee, at the sole cost and expense of REAL D, the rights necessary to continue to use and operate the REAL D System under this Agreement, (ii) assume control of the defense or settlement of such

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claim, at the sole cost and expense of REAL D, or (iii) terminate this Agreement upon not less than thirty (30) days prior written notice.

10.6         Injunctive Relief. It is understood and agreed that, notwithstanding any other provision of this Agreement, any breach of Section 6 or Section 8 by either party may cause irreparable damage for which recovery of money damages would be inadequate, and that the non-breaching party will therefore be entitled to seek timely injunctive relief from a court of competent jurisdiction without the requirement of posting a bond to protect such party’s rights under this Agreement in addition to any and all remedies available at law.

10.7         Applicable Law; Venue. This Agreement is to be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law pertaining to conflict of laws. Any action or proceeding arising out of or relating to this Agreement may be brought in the state or federal courts located within Los Angeles County in the State of California, and the parties irrevocably agree to the jurisdiction and venue of such courts for such purposes.

10.8         Notices. All notices, consents, waivers, and other communications intended to have legal effect under this Agreement must be in writing, must be delivered to the other party at the address set forth on the signature page hereof by personal delivery, by registered or certified mail (postage pre-paid), by an internationally recognized overnight courier or via facsimile with verified receipt of transmission, or via email, and will be effective upon receipt (or when delivery is refused). Each party may change its address for receipt of notices by giving notice of the new address to the other party.

10.9         Severability. If any provision of this Agreement is unenforceable or invalid under any applicable law or is so held by applicable court decision, such unenforceability or invalidity will not render this Agreement unenforceable or invalid as a whole, and such provision will be changed and interpreted so as to best accomplish the objectives of such unenforceable or invalid provision within the limits of applicable law or applicable court decisions.

10.10         Jointly Drafted; Review by Counsel. The parties have participated jointly in the negotiation and drafting of this Agreement and have had the opportunity to review this Agreement with counsel of their choosing. In the event an ambiguity or question of intent or interpretation arises, no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

10.11         Entire Agreement; Waiver. This Agreement, together with the Schedules hereto, all of which are hereby incorporated by reference, constitutes the entire agreement of the parties regarding its subject matter. It supersedes all prior or contemporaneous understandings, agreements, or other communications between the parties, oral or written, regarding such subject matter, including without limitation both the Prior License Agreement, as well as that certain Letter of Intent previously entered into by and between REAL D and Licensee in May 2008. Neither this Agreement nor the Schedules can be altered, amended or modified except in writing executed by both parties. The failure of a party to enforce any provision of this Agreement shall not be construed to be a waiver of the right of such party to thereafter enforce that provision or any other provision or right.

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10.12       Headings. The captions to the several Sections of this Agreement are not a part of this Agreement, but are included merely for convenience of reference only and shall not affect its meaning or interpretation.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their authorized representatives as of the Effective Date.

Real D		REGAL CINEMAS, INC.

By:	/s/ Andrew A. Skarupa	By:	/s/ Amy Miles

Name:	Andrew A. Skarupa	Name:	Amy Miles

Title:	Chief Financial Officer	Title:	CFO

Date:	October 16, 2008	Date:	10/23/08

		By:	/s/ MICHAEL L. CAMPBELL

		Name:	MICHAEL L. CAMPBELL

		Title:	CEO

		Date:	10/23/08

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SCHEDULE A

EQUIPMENT

A.    REAL D Cinema System Control Module

B.    REAL D Cinema System Z-Screen

C.    REAL D Cinema System Z-Screen Mounting Hardware

D.    REAL D Cinema System XL, where applicable

GLASSES

The REAL D System requires circular polarized glasses, manufactured exclusively for, and distributed by, REAL D, which glasses will be purchased separately by Licensee or a third party, as set forth at Section 3 of the Agreement.

SOFTWARE

System Software: The REAL D Cinema System Control Module contains embedded software, which is an integral part of the REAL D System and is proprietary to REAL D.

The REAL D authorized installers will install configuration files in the projector which are necessary for the 3D projector formats.

TRADEMARKS

THE PREMIER DIGITAL 3D EXPERIENCE (US) -- 78/915, 774

THE NEW REALITY (US) -- 78/904, 792

REAL D (US) -- 78/318, 006

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SCHEDULE 1.1 to REAL D System License Agreement, between REAL D and REGAL, dated as of October 15, 2008

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(updated as of 5/7/10)

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SCHEDULE 9.8 to REAL D System License Agreement (U.S. 2008), between REAL D and

REGAL CINEMAS, Inc., dated as of October 15, 2008

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Confidential Treatment Requested by RealD Inc.

EXHIBIT “A”

REAL D

NONQUALIFIED STOCK OPTION GRANT

[SEE EXHIBIT NUMBER 10.15]